UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2008

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Employment Agreement of Charles M. Pinckney

On March 28, 2008, the registrant and its wholly-owned subsidiary, MMA Financial, Inc., entered into a First Amendment to Employment Agreement dated August 28, 2007 between MMA Financial, Inc. and the registrant's Chief Operating Officer, Charles M. Pinckney. This amendment extends the term of the Employment Agreement to March 9, 2011 and clarifies that Mr. Pinckney will not fully assume all of the duties of Chief Operating Officer until August 3, 2008 because of his ongoing duties in other capacities for the registrant.

Amendment to U.S. Bank Credit Agreement

On March 31, 2008, the registrant entered into a Seventh Amendment dated as of March 27, 2008 to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation, a wholly-owned subsidiary of the registrant, and U.S. Bank National Association. Among other things, this amendment (1) extends the termination date under that agreement to April 30, 2008 from March 31, 2008, (2) adds a covenant whereby MMA Mortgage Investment Corporation is required to maintain liquidity of $40 million at all times and (3) adjusts the interest rates charged on borrowings under the agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2008, the registrant and its wholly-owned subsidiary, MMA Financial, Inc., entered into a First Amendment to Employment Agreement dated August 28, 2007 between MMA Financial, Inc. and the registrant's Chief Operating Officer, Charles M. Pinckney. The material terms and conditions of this agreement are set forth above under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01 First Amendment to Employment Agreement dated August 28, 2007 between MMA Financial, Inc. and the registrant's Chief Operating Officer, Charles M. Pinckney

10.02 Seventh Amendment dated as of March 27, 2008 to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

April 3, 2008	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.01	First Amendment to Employment Agreement dated August 28, 2007 between MMA Financial, Inc. and the registrant's Chief Operating Officer, Charles M. Pinckney
10.02	Seventh Amendment dated as of March 27, 2008 to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association